UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 31, 2012

Save The World Air, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 State Street, Suite 500 Santa Barbara, CA	93101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 845-3581

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) and (c)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)       Effective August 31, 2012, Charles R. Blum voluntarily resigned as president of Registrant. Mr. Blum has elected to remain, and continues to serve as, a member of Registrant’s Board of Directors.

(c)        Effective September 1, 2012, Greggory M. Bigger, Registrant’s chief financial officer, was appointed president of Registrant in place and stead of Mr. Blum. Mr. Bigger’s Employment Agreement, dated as of February 1, 2012, remains unchanged. Mr. Bigger’s Employment Agreement is incorporated herein by reference to Registrant’s Form 10-K, Exhibit 10.1, filed on March 30, 2012. Information required under this item relating to Mr. Bigger is incorporated herein by reference to Registrant’s Form 8-K filed on February 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2012	SAVE THE WORLD AIR, INC.

By: /s/ Cecil Bond Kyte
Name: Cecil Bond Kyte
Title: Chief Executive Officer